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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-49812) and Form S-8 (No. 333-47436) of The Santa Cruz Operation, Inc. of our report dated October 23, 2000 relating to the consolidated financial statements and financial statement schedule, which appears in this Form 10-K.

PricewaterhouseCoopers LLP

San Jose, California
December 15, 2000